IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares U.S. ETF Trust

Supplement dated July 30, 2018

to the Summary Prospectus and Prospectus

each dated March 1, 2018 (as revised June 7, 2018)

and Statement of Additional Information

dated March 1, 2018 (as revised April 6, 2018) (the “SAI”)

for the iShares Interest Rate Hedged 10+ Year Credit Bond ETF

(CLYH) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The changes to the Fund’s name and investment objective as disclosed in a supplement dated June 1, 2018, are expected to be implemented as of the close of market on July 31, 2018 in order to be effective for the market open on August 1, 2018. Additionally, effective August 1, 2018, the Fund’s ticker will change from CLYH to IGBH.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-CLYH-0818A

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE